Exhibit 99.2

ProAssurance

Boston & New York Investor Meetings

Mr. Victor T. Adamo
President & Chief Operating Officer

Mr. Edward L. Rand, Jr.
Chief Financial Officer

Mr. Frank O'Neil
Investor Relations Officer

June 6-8, 2006

Caution Regarding Forward Looking Statements This presentation contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as "forward-looking statements" as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from th ose expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10K/A for the year ended December 31, 2004 and Form 10Q for the most recent quarter and Form S-4/A filed June 2, 2006. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events. Relating to the proposed transaction with PIC Wisconsin, we add the following specific cautions: The business of ProAssurance and PIC Wisconsin may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the merger may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; and the stockholders of PIC Wisconsin may fail to approve the merger. .We urge you not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to such statements or to reflect the occurrence of anticipated or unanticipated events. . Financial data for the medical malpractice segment for all periods prior to June, 2001 reflects Medical Assurance, Inc. data only, except where noted.

15 ProAssurance Contacts Trravelliing Avaiillablle

Profesional Liability Statutory Adjusted Loss Ratio* Medical Malpractice Insuring more than 30,000 US Industry policyholders in 22 states and 117.4% PRA DC 100.7% 26,000 physicians in small groups and solo practice Also insuring hospitals and other healthcare providers effective claims handling Four Year Average 2001- Superior results through careful underwriting, proper pricing and *Source:A. M. Best Aggregates & Averages Medial Malpractice Predominating

Professional Liability Our focus is on the bottom line We grow through M&A and careful expansion Confident in current reserves Rated "A-" by A. M. Best, S & P and Fitch Gross Written Premiums (millions) 5 Year CAGR: 16.0% $543 $574 573 $462 $316 2001 2002 2003 2004 2005

Financial Overview Financial Overview Highlights Highlights Cash Flow Balance Sheet Strength Ongoing Earnings Power Cash FlowBalance Sheet Strength Ongoing Earnings Power

Balance Sheet (Continuing Operations) in millions 3/31/06 12/31/05 12/31/04 Total Assets $ 3,853 $ 3,342 $ 2,743 Cash & Invested Assets $ 3,141 $ 2,649 $ 2,166 Total Investments $ 3,105 $ 2,614 $ 2,146 Policy Liabilities $ 2,277 $ 2,224 $ 1,819 Shareholders' Equity $ 892 $ 765 $ 611 Balance Sheet Strength Sets ProAssurance Apart December 31, 2005, Unaudited, Subject to Final Adjustments

Q1 2006 Income Statement Highlights Premium Growth of 11.5% Primarily due to NCRIC acquisition Validates our strategy of growth by M&A Book Value Up $4.01 to $28.60 Primarily due to MEEMIC sale Cash flow from Continuing Operations: $115.8 million Rising Investment Income Q1 2006 Income Review 3/31/06 3/31/05 From Continuing Operations $ 27,835 $14,596 From Discontinued Operation 109,441 7,341 Net Income $137,276 $21,937 Diluted EPS Continuing Operations $0.84 $0.48 Diluted EPS Discontinued Operations $3.21 $0.23 Net Income $4.05 $0.71 March 31, 2006

Income Statement Comparison Professional Liability Only, Personal Lines in millions, except per share dataReported as Discontinued Operations Y-OVER-Y 2005 2004 CHANGE Gross Premiums Written $ 573.0 $ 573.6 Net Investment Income 99.2 77.6 28% Total Revenue 648.0 605.2 7% Total Expenses 539.1 553.8 -3% Net Income (Continuing Operations) $80.0 $ 43.0 86% Net Income/Diluted Share $ 2.52 $ 1.44 75% Operating Cash Flow $ 323.6 $ 336.3 -4% (Continuing Operations) December 31, 2005

22 97.1% 104.8% 124.50% 87.4% 92.3% 88.1% 111.4% 125.2% 111.6% 1998 1999 2000 2001 2002 2003 2004 2005 Combined Ratio Returning to Historic NormsCombined Ratio Returning to Historic NormsUnderwriting Profitability in Q3, 2005 Underwriting Profitabilityin Q3, 2005Year-to-Date at each quarter-end, Medical Assurance, Inc. Data Prior to Q3, 2001 Results First Reflect Dramatic Increases in Losses and Loss Costs Results First Reflect Dramatic Increases in Losses and Loss Costs100%100%100% 100% 100% Peak in Q2, 2002 1997

Key Objective: Return on Equity We price our policies to deliver an long-term average ROE of 12%-14% Assuming 1:1 premium-surplus Return on Equity Rises in 2005 ROE in 2006 will be a challenge because of the additional capital generated by the sale of MEEMIC Return on Equity 11.6% 7.4% 2004 2005

Key Objective: Combined Ratio Professional Liability Ratio History Combined Ratio 2006 Goal: less than 97.1% 2005: 97.1% 2004: 104.8% 2003: 111.6% 2002: 124.5% Operating Ratio 79.1% 90.2% 97.7% 104.1%

Key Objective: Strong Cash Flow Cash Flow $336.3 $323.6 Cash Flow Remains Strong Will benefit in 2006 from full-year NCRIC Additional benefit when PIC Wisconsin closes 2004 2005

Investments Earnings are Increasing Cash flow is over $1 billion since 1/1/02 Helping fuel higher investment returns 21.5% Net Investment Income as a Percentage of Net Earned Premium 20.4% %13.9% 2001 2002 2003 2004 2005 20.18.0% 14.74% 18.0% 14.7%13.9% 20012002200320042005

Consistent Growth in Book Value per Share



CAGR (9/11/91 – 12/31/05) 14.6%
$3.67
$6.27
$8.56
$11.57
$13.92
$16.02
$17.49
$18.77
$20.92
$24.59
$28.60
1991
1993
1995
1997
1999
2001
2002
2003
2004
2005
Q1 2006

ProAssurance

27

December 31, 2005, Unaudited, Subject to Final Adjustments

Long-Term Return to Shareholders $52.00 11 $52. $21.19 $16.69 $4.12 $7.43 $13.22 $23.20 $28.69 $21.00 $32.15 $39. $48.64 00$21.19$16.69$4.12$7.43$13.22$23.20$28.69$21.00$32.15$39.11$48.64Compound Annual Growth Rate: 19.3% Inception (9/11/91) - 12/31/05 Compound Annual Growth Rate: 19.3% Inception (9/11/91) -12/31/05 Q1 1991 1993 1995 1997 1999 2001 2003 2005 2006 Split Adjusted Stock Price at Each Year-End After Inception on 9/11/91

Operational OverviewOperational OverviewHighlightsHighlightsMarket Leadership Operational Discipline Unmatched Track Record of Planning and Execution Market LeadershipOperational DisciplineUnmatched Track Record of Planning and Execution

Effective Regional Operations

National Scale…Regional Orientation


States of Origin or Acquisition
Expansion States
Claims Offices
Claims / Underwriting Offices
Corporate Headquarters

- Consolidated financial strength is unmatched in our niche
- Corporate strategy applied locally to underwriting & claims
- Local knowledge crucial to understanding legal environment
- Local presence preserves long-term customer relationships

ProAssurance

30

We Created a Leader Through Consolidation


1995: Consolidation of:
Physicians Ins Co of Indiana
Assumed business of:
Physicians Ins Co of Ohio
1996: Consolidation of:
Missouri Medical Ins Co
1994: Consolidation of:
West Virginia Hosp. Ins Co.
1999: Assumed business of:
Medical Defense Associates (MO)
Mutual Assurance
Medical Assurance
2005: Consolidation of:
NCRIC Group
Founding in the 1970's
ProAssurance
June, 2001
Physicians Ins. Co. of Michigan
Professionals Group
1995: Assumed business of:
Associated Physicians Ins Co. (IL)
1998: Consolidation of:
Physicians Protective Trust Fund (FL)
2005: Proposed Transaction with:
PIC Wisconsin Group
1996: Assumed business of:
American Medical Ins Exchange (IN)
2004: Purchased Selected Renewal Rights from:
OHIC Insurance Company

31

Experienced & Integrated at the Top

Name	Position	Years at Company	Years in Industry
Derrill Crowe, M.D.	Chairman & CEO	29	29
Victor Adamo	President & COO	20	25
Jeff Bowlby	Chief Marketing Officer	7	21
Paul Butrus	Vice Chairman	26	26
Howard Friedman	Liability Group President/Chief Underwriting Officer	9	25
James Morello	Chief Accounting Officer	22	22
Frank O'Neil	Sr. Vice President / IR	18	18
Ned Rand	Chief Financial Officer	1	13
Darryl Thomas	Liability Group President /Chief Claims Officer	11	21
	Average	**16**	**22**

Our Team Understands Integration
Joined PRA from Medical Assurance
Joined PRA From Professionals Group
Joined PRA after merger

ProAssurance

Officers & Directors Own 10% of ProAssurance

32

33 ProAssurance Growth StrategyProAssurance Growth StrategyWe grow only when opportunities arise for profitable growth Hard Market Soft MarketM & A de novo Expansion Internal Growth M & A is preferable because of pricing pressure All avenues open because of pricing power

ProAssurance Growth Strategy The current market environment favors growth by acquisition DE NOVO GROWTH vs. GROWTH BY ACQUISITION - Must price your way into the market Must price your way into the market + Pricing can be adjusted - No prior historyNo prior history + Prior history available - Lack of experienced personnel Lack of experienced personnel + Local expertise available - Limited access to key defense lawyers Limited access to key defense lawyers + Access to proven defense lawyers - Must establish distribution Must establish distribution + Utilize existing distribution - Must create brand awareness Must create brand awareness + Build on existing relationships with insureds and organized medicine, etc. + No integration risk -Integration risk + No reserve risk -Reserve risk--need for careful due diligence

ProAssurance Growth Strategy Companies are available for many reasons Commitment to a shared vision of the future Medical Assurance & Professionals Group Financial challenges Example: NCRIC Shareholder value Example: PIC Wisconsin / liquidity Competitive pressures Capacity constraints

ProAssurance Growth Strategy We must have a strategic fit The legal and regulatory environments must be favorable Our preference is to grow in our footprint NCRIC in the mid-Atlantic PIC Wisconsin in the upper Midwest We are focused on medical liability Doctor-founded companies with similar culture

ProAssurance Growth Strategy We can acquire without "breaking the bank" Stock trading at ~2x book value Cash flows at historically high levels Any realistic target companies would be far smaller than ProAssurance We don't "bet the farm"

++ oooo ++ oo oo ++oo oooo ++ + oo++ NCRIC Integration All But Complete NCRIC is prime example of our growth strategy Local knowledge retained in key operational positions Similar corporate culture has eased integration Reinsurance programs combined January 1, 2006 Projecting $5-$6 mil expense savings in 2006 States of Origin or Acquisition Expansion States NCRIC States oClaims Offices + Claims / Underwriting Offices Corporate Headquarters

PIC Wisconsin Transaction National Scale - Local Orientation States of Origin or AcquisitionStates of Origin or Acquisition++ oooo ++ oo oo ++oo oooo ++ + oo+ ++ Expansion States PIC Wis States oClaims Offices + Claims / Underwriting Offices Corporate Headquarters Local knowledge is crucial for our shared success Extends our presence in the Upper Midwest Expands our geographical diversification

Market Opportunities We are the foremost writer in our states of operation We are market leaders in AL, DE, DC, OH and VA Strong Position in other states We continue to grow within our market footprint but will not Leading Market Share "force" top line growth Top 5 Market Share Top 10 Market Share Growing Market Share

Pricing and Underwriting Review Our Pricing and Underwriting Discipline Never Wavers Rates are adequate in all states Increases are slowing but margins are steady Rate increases have ensured higher premiums per unit of risk 5 % YTD 2006 11% in 2005 19% in 2004 28% in 2003 28% in 2002 23% in 2001

Pricing and Underwriting Review Our Pricing and Underwriting Discipline Never Wavers Retention at 87% YTD 2006 New insureds balancing out non-renewals Pricing to meet our ROE and margin targets Premium levels affected by: Purchase of lower limits Change in mix of business - more exposures in lower-cost states

Claims Defense Drives Us Driven from the top of the organization Our long-term competitive advantage Aggressive defense of non-meritorious claims Generates lower costs and higher loyalty We try more cases than any company in our line of business 528 473 391 360 2002 2003 2004 2005

Closed Claim Outcome Comparison Dropped or Dismissed i Plaintiff Verdict li i Defense Verdict Settled 14.0% 69.3% Favorable Outcomes: 83.3% FavorableOutcomes: 83.3% 12.3% 1.1% 4.4% ProAssurance, 2004 Industry Data, 2004* 22.5% 5.6% 70.8% Favorable Outcomes: 76.4% Favorable Outcomes: 76.4% Industry Data, 2004*

Average Indemnity Comparison Weighted Average Indemnity Per Closed Claim $76,809 $63,399 ProAssurance, 2004 Industry Data, 2004* Industry Data, 2004* *Source: Physician Insurers Association Data Sharing Project 45

Four-Year Loss Ratio Comparisons

- Our ability and willingness to defend claims allows us to achieve better results



Average Statutory Loss Ratio
2001-2004
PRA
100.7%
53.1%
47.5%
US
Industry
117.4%
35.9%
81.5%
Legal Payments
Loss Payments

*Source: A. M. Best Aggregates & Averages Medical Malpractice Predominating

ProAssurance

46

What About Tort Reform? Federal tort reform dead for 2006 The outlook is dismal at best State-by-state reforms passed in many forms FL, GA, IL, MO, OH, PA, TX & WV Long-term effectiveness yet to be proven Successful court challenges at all levels More could be found unconstitutional ProAssurance's business plans do not depend on tort reform

Focusing on Success in 2006 Focus on adequate pricing, strict underwriting and claims defense Focus on profitable states in an evolving market Taking advantage of our geographic diversification 2006 is a pivotal year in evaluating frequency and severity data

Playing to Our Strengths Successful track record of market leadership We plan, execute and deliver Our plan for the future Proven platform with regional operating approach Organic growth and M&A expansion Our experienced and invested management team is focused on driving returns

Supplemental Financial DataSupplemental Financial Data

Management of Asset Risk We limit risk in our portfolio because werecognize the risk in our business No derivatives 1.5% Average fixed maturity duration Other Equities of 3.9 years Fixed income portfolio Weighted average rating: "AA" 98.4% investment grade Avg. tax-equivalent yield: 5.0% Net unrealized loss: $37 million

Financial Effect of MEEMIC Sale Total Transaction Value $ 400 million (at September 30, 2005) MEEMIC Total Investments $ 315 million MEEMIC Total Assets $ 530 million MEEMIC Total Liabilities $ 141 million MEEMIC Net Earned Premium $ 307 million MEEMIC will be a component of Discontinued Operations in year-end and Q4 2005 Results Results for comparable prior periods will be reported on the same basis

PIC Wisconsin Overview

Total Transaction Value	~ $ 100 million
	(at 12/31/05—Statutory Basis/**Revised**)
PIC Wis Total Investments[1]	$ 255 million
PIC Wis Total Assets[1]	$ 287 million
PIC Wis Policyholder Surplus[1]	$ 76 million
PIC Wis Written Premium[1]	$ 78 million

- PIC Wisconsin is Rated "A-" (Excellent) by A. M. Best
- Physicians insured: 7,750

ProAssurance

1 PIC Wisconsin Statutory Statement

53

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Developed Loss Industry Data 1976 Through 2000 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Developed Loss Industry Data 1976 Through 2001 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Developed Loss Industry Data 1976 Through 2002 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Developed Loss Industry Data 1976 Through 2003 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

Will History Repeat Itself--Again? Millions $9,000 Premium Initial Reserve $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Developed Loss Industry Data 1976 Through 2004 (Estimated) (Actual) Source: A. M. Best Aggregates and Averages 1976 - 2001 Medical Malpractice Industry, Net Basis Occurrence and Claims-Made Combined

59 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 Premiums In Millions Will History Repeat Itself--Again?Will History Repeat Itself--Again? 12/31/2000 Premium Initial Reserve (Estimate) Developed Loss (Actual)